                                                                   EXHIBIT 10.10
                                   ASSIGNMENT

     WHEREAS, WE, Steven Scott Porter and Francine Edmund Porter (herein called "ASSIGNORS"), of 1860 Blake Street, #610, Denver, Colorado 80202, respectively, are the co-inventors of the invention "SKIN CARE COMPOSITIONS AND METHODS," for which we have executed an application for a Patent of the United States, filed March 31, 1995, Serial No. Unassigned;

     WHEREAS, OSMOTICS CORPORATION (herein called "ASSIGNEE"), a corporation organized and existing under the laws of the State of Colorado, having a principal place of business at 1860 Blake Street, #610, Denver, Colorado 80202 is desirous of obtaining our entire right, title and interest in, to and under the said invention and the said application;

     NOW, THEREFORE, in consideration of the sum of One Dollar ($1.00) to us in hand paid, and other good and valuable consideration the receipt of which is hereby acknowledged, we, the said ASSIGNORS, have sold, assigned, transferred and set over, and by these presents do hereby sell, assign, transfer and set over, unto the said ASSIGNEE, its successors, legal representatives and assigns, our entire right, title and interest in, to and under the said invention, and the said United States Application and all divisions, renewals and continuations thereof, and all Patents of the United States which may be granted thereon and all reissues and extensions thereof; and all applications for industrial property protection, including, without limitation, all applications for patents, utility models, and designs which may hereafter be filed for said invention in any country or countries foreign to the United States, together with the right to file such applications and the right to claim for the same the priority of the United States, under The International Union for the Protection of Industrial Property, or any other international agreement or the domestic laws of the country in which any such application is filed, as may be applicable; and all forms of industrial property protection, including, without limitation, patents, utility models, inventors' certificates and designs which may be granted for said invention in any country or countries foreign to the United States and all extensions, renewals and reissues thereof;

     AND WE HEREBY authorize and request the Commissioner of Patents and Trademarks of the United States, and any official of any country or countries foreign to the United States whose duty it is to issue patents or other evidence or forms of industrial property protection on applications as aforesaid, to issue the same to the said ASSIGNEE, its successors, legal representatives and assigns, in accordance with the terms of this instrument;

     AND WE HEREBY covenant and agree that we have full right to convey the entire interest herein assigned, and that we have not executed, and will not execute, any agreement in conflict herewith;

     AND WE HEREBY further covenant and agree that we will communicate to the said ASSIGNEE, its successors, legal representatives and assigns, any facts known to us respecting said invention, and testify in any legal proceeding, sign all lawful papers, execute all divisional, continuing, reissue and foreign applications, make all rightful oaths, and generally do everything
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possible to aid the said ASSIGNEE, its successors, legal representatives and assigns, to obtain and enforce proper protection for said invention in all countries.

     IN TESTIMONY WHEREOF, we hereunto set our hands and seals the day and year set opposite our signatures.

Date:       4/17/95                    /s/
       ---------------------------     ---------------------------
                                       Steven Scott Porter

STATE OF COLORADO   )
                    )  ss.
COUNTY OF           )

     BEFORE ME, the undersigned authority, on this 17th day of April, 1995,
                                                   ----        -----
personally appeared Steven Scott Porter, known to me to be the person whose name is subscribed to the foregoing instrument and who acknowledged to me that he executed the same of his own free will for the purposes and consideration therein expressed.

                                       /s/
                                       ---------------------------
                                       NOTARY

(SEAL)

My commission expires:  11-9-95

Date:       4/17/95                   /s/
      ---------------------------     ---------------------------
                                      Francine Edmund Porter

STATE OF COLORADO   )
                    )  ss.
COUNTY OF           )

     BEFORE ME, the undersigned authority, on this 17th day of April, 1995,
                                                   ----        -----
personally appeared Francine Edmund Porter, known to me to be the person whose name is subscribed to the foregoing instrument and who acknowledged to me that he executed the same of his own free will for the purposes and consideration therein expressed.

                                       /s/
                                       ---------------------------
                                       NOTARY

(SEAL)
My commission expires:  11-1-95

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